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                                                                    EXHIBIT 99.c

                           SOLUTION 6 HOLDINGS LIMITED

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                           POSITION WITH
        NAME                 SOLUTION 6       PRINCIPAL OCCUPATION     BUSINESS ADDRESS     CITIZENSHIP
--------------------   --------------------   --------------------   --------------------   -----------
Anthony Cianciolo      Corporate Secretary    Corporate Secretary    Level 21               Australia
                                              of Solution 6          456 Kent Street
                                                                     Sydney, New South
                                                                     Wales
                                                                     Australia

Michael Fitzgerald     Director               Managing Director of   28 Tabalum Road        Australia
Clarkin                                       Assured Systems        Clontarf, New South
                                              Australia PTY LTD      Wales 2093

Andrew Day             Director               Chief Executive        Building 3 Greenwood   Australia
                                              Officer of Pacific     Office Park
                                              Access                 301 Burwood  Highway
                                                                     BURWOOD  VIC  3125

Kent Duston            General Manager -      General Manager -      Level 21               New Zealand
                       ASP Services           ASP Services of        456 Kent Street
                                              Solution 6             Sydney, New South
                                                                     Wales
                                                                     Australia

Martin Greenlees       General Manager -      General Manager of     Level 21               Australia
                       Products               Products of Solution   456 Kent Street
                                              6                      Sydney, New South
                                                                     Wales
                                                                     Australia

David Maire            General Manager -      General Manager -      Level 21               New Zealand
                       Internet               Internet of Solution   456 Kent Street
                                              6                      Sydney, New South
                                                                     Wales
                                                                     Australia
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                           POSITION WITH
                        SOLUTION 6 HOLDINGS
        NAME                  LIMITED         PRINCIPAL OCCUPATION     BUSINESS ADDRESS     CITIZENSHIP
--------------------   --------------------   --------------------   --------------------   -----------
Graham Mirabito        Global General         Global General         Level 21               Australia
                       Manager- Enterprises   Manager- Enterprises   456 Kent Street
                                              of Solution 6          Sydney, New South
                                                                     Wales
                                                                     Australia

Thomas A. Montgomery   Chief Financial        Chief Financial        5220 Spring Valley     United States
                       Office of Solution 6   Office of Solution 6   Road, Suite 600
                       Holdings Limited                              Dallas, Texas 75240

Richard McLean         Manager and            Manager of Solution    Level 21               New Zealand
                       President of           6 and President of     456 Kent Street
                       Solution 6 North       Solution 6 North       Sydney, New South
                       America                America                Wales
                                                                     Australia

Brendan Redden         Chairman of the Board  Chairman of the        Level 21               Australia
                                              Board of Solution 6,   456 Kent Street
                                              Chairman of Pracom     Sydney, New South
                                              Limited and Chairman   Wales
                                              of Mandata             Australia
                                              Investments Pty Ltd
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                           POSITION WITH
                        SOLUTION 6 HOLDINGS
        NAME                  LIMITED         PRINCIPAL OCCUPATION     BUSINESS ADDRESS     CITIZENSHIP
--------------------   --------------------   --------------------   --------------------   -----------
Robert Lisle Stovold   Director               Director of the        Level 10               Australia
                                              following companies:   167 Macquarie Street
                                              Blackmores Limited,    Sydney, New South
                                              Nuance Global          Wales
                                              Traders, Port          Australia 2000
                                              Douglas Reef Resorts
                                              D C International
                                              Limited Balfours PTY
                                              Limited and Solution
                                              6 Holdings Limited

Chris S. Tyler         Managing Director      Managing Director      Level 21               United States
                       and Chief Executive    and Chief Executive    456 Kent Street
                       Officer                Officer of Solution    Sydney, New South
                                              6 Holdings Limited     Wales
                                                                     Australia

Lindsay James Yelland  Director               GMD Telstra Business   Telstra Corp.          Australia
                                              Solutions              L14/231 Elizabeth
                                                                     Street
                                                                     Sydney, New South
                                                                     Wales
                                                                     Australia
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                              EIG ACQUISITION CORP.

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                         POSITION WITH
                         EIG HOLDINGS
        NAME            ACQUISITION CORP.   PRINCIPAL OCCUPATION     BUSINESS ADDRESS     CITIZENSHIP
--------------------   --------------------   --------------------   --------------------   -----------
Chris Tyler            President and          Managing Director      Level 21               United States
                       Director               and Chief Executive    456 Kent Street
                                              Officer of Solution    Sydney, New South
                                              6 Holdings Limited     Wales
                                                                     Australia

Thomas A. Montgomery   Vice President,        Chief Financial        5220 Spring Valley     United States
                       Secretary and          Office of Solution 6   Road, Suite 600
                       Treasurer              Holdings Limited       Dallas, Texas 75240
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